SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 17, 2000

                          EMISPHERE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

   Delaware                         1-10615                    13-3306985
   --------                         -------                    ----------
(State or other                  (Commission                 (IRS Employer
jurisdiction of                    File No.)               Identification No.)
incorporation)

    765 Old Saw Mill River Road, Tarrytown, New York              10591
    ------------------------------------------------              -----
         (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code: (914) 347-2220

Item 5.  Other Events.
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         On February 17, 2000, Emisphere Technologies, Inc. (the "Company")
announced that Novartis Pharma AG ("Novartis") agreed to execute its option to acquire an exclusive license to develop and commercialize oral calcitonin, a drug used in the treatment of osteoporosis.

         Attached as Exhibit 99.1 and incorporated herein by reference is the Company's press release, dated February 17, 2000.

Item 7.  Financial Statements and Exhibits.
         ----------------------------------

(c)      Exhibits:

         Exhibit number                  Description of Exhibit
         --------------                  ----------------------
              99.1                       Press release dated February 17, 2000

                                   Signatures
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 17, 2000

                                   EMISPHERE TECHNOLOGIES, INC.


                                   /s/ Charles H. Abdalian
                                   -----------------------
                                   Name:  Chalres H. Abdalian, Jr.
                                   Title: Vice President, Chief Finaicial
                                          Officer and Secretary

                                  EXHIBIT INDEX


Exhibit number             Description of Exhibit
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     99.1                  Press Releases dated February 17, 2000